UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 27, 2026

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-10962

(Commission

File Number)

95-3797580

(IRS Employer

Identification No.)

2180 Rutherford Road, Carlsbad, California

(Address of principal executive offices)

92008-7328

(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CALY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

As previously disclosed, Callaway Golf Company (the “Company”) undertook a strategic realignment to focus on its core Golf Equipment and complementary soft goods business, including the sales of the Company’s Jack Wolfskin and Topgolf businesses (the “Divestitures”). As a result, the Company realigned its reportable segments to conform with changes to its operational structure related to the Divestitures, and has now transitioned to two reportable segments, Golf Equipment and Apparel, Gear and Other, to better reflect the way the Company now manages operations and allocates resources. Further, following the Divestitures, operating results for the Topgolf and Jack Wolfskin businesses have been reclassified as discontinued operations for all periods presented and excluded from segment results. Accordingly, the Company is now furnishing, as Exhibit 99.1 hereto, certain supplemental schedules of reportable segment data and reconciliation of GAAP to non-GAAP information, recast to exclude historical financial results for the Topgolf and Jack Wolfskin businesses (the “Supplemental Financial Information”) for the years ended December 31, 2025 and 2024, including each of the fiscal quarters therein. The Supplemental Financial Information is being provided for informational purposes and to aid in comparability, has no impact on previously consolidated financial statements for any period and does not represent a restatement of previously issued financial statements.
The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits
99.1	Supplemental Financial Information
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: February 27, 2026	By:	/s/ Heather D. McAllister
	Name:	Heather D. McAllister
	Title:	Senior Vice President, General Counsel and Corporate Secretary